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                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 11, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

On August 11, 2005, Eastman Kodak Company concluded negotiations on an underwritten commitment for $2.7 billion of senior secured credit facilities. These facilities will be comprised of a $1.0 to $1.2 billion five-year revolving credit facility to be used for general corporate purposes, which will replace the Company's existing five-year credit facility expiring in July 2006, and the remainder in term loans to be used to repay existing company debt primarily arising out of the acquisition of Creo, which was completed on June 15, 2005.

A copy of the August 15, 2005 press release related to these facilities is attached as Exhibit (99.1).


ITEM 9.01  Financial Statements and Exhibits

 (c) Exhibit

 (99.1) Eastman Kodak Company press release dated August 15, 2005 regarding completion of negotiations on an underwritten commitment for $2.7 billion of senior secured credit facilities.



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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Richard G. Brown, Jr.
                                             -----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  August 15, 2005

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                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1) Eastman Kodak Company press release dated August 15, 2005 regarding completion of negotiations on an underwritten commitment for $2.7 billion of senior secured credit facilities.